FINANCIAL INSTRUMENTS - Disclosure of information about key assumptions to measure fair value of warrants (Details) - 2023 Warrant [Member] $ / shares in Units, $ in Thousands	May 31, 2023 CAD ($) Year $ / shares	Feb. 28, 2023 CAD ($) Year $ / shares	May 31, 2021 CAD ($) Year $ / shares
Disclosure of detailed information about financial instruments [line items]
Expected volatility	97.00%	104.00%	97.00%
Share price (Canadian Dollar)	$ 1.22	$ 1.22	$ 1.22
Expected life (in years) | Year	2.836	2.589	2.836
Risk-free interest rate	3.62%	3.70%	3.62%
Expected dividend yield	0.00%	0.00%	0.00%
Fair value: Per Warrant (Canadian Dollar)	$ 0.613	$ 0.629	$ 0.237
Total Warrants (Canadian Dollar in thousands) | $	$ 302	$ 3,317	$ 70